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                                                                    EXHIBIT 23.2

                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 25, 1995, (except for note 1(e) which is as of May 9, 1996) in the Pre-Effective Amendment No. 1 to Registration Statement (Form S-4 No. 333-10263) and related Prospectus of Atlantic Central Enterprises Limited for the registration of 17,254,605 Common Shares.


                                          Ernst & Young

Dublin, Ireland

October 3, 1996